Statement of Changes in Net Assets Available for Benefits - EBP 003 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 13,390,041	$ 4,669,857
Interest and dividends from mutual funds	1,715,122	1,508,310
Dividends from Company stock	630,618	651,133
Net investment income	15,735,781	6,829,300
Interest income on notes receivable from participants	161,851	150,928
Contributions:
Company	2,527,917	2,584,171
Participant	7,699,678	7,697,788
Rollover	1,053,196	1,940,649
Total contributions	11,280,791	12,222,608
Net investment income, interest income and contributions	27,178,423	19,202,836
Deductions from net assets:
Benefits paid to participants	12,690,168	6,939,473
Administrative expenses	154,551	136,186
Total deductions	12,844,719	7,075,659
Net increase in net assets available for benefits	14,333,704	12,127,177
Beginning of year	112,747,624	100,620,447
End of year	$ 127,081,328	$ 112,747,624